COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2019
COMMITMENTS AND CONTINGENCIES [Abstract]
COMMITMENTS AND CONTINGENCIES
15. COMMITMENTS AND CONTINGENCIES

From time to time, the Company contracts with third-party service providers to perform maintenance or overhaul activities on its off-lease aircraft.

On February 28, 2018, the Company agreed to acquire 21 Airbus A320neo family aircraft to be leased to AirAsia Group Berhad (“AirAsia”) and its affiliated airlines as the aircraft deliver from the manufacturer beginning in 2019 (“Portfolio B”). The first of these aircraft is expected to deliver in the fourth quarter of 2019. The Company also acquired options to purchase up to 20 Airbus A320neo family aircraft, not subject to lease, delivering from the manufacturer between 2019 and 2025 (“Portfolio C”). The Company did not exercise its options with respect to any of the Portfolio C aircraft delivering in 2019. In August 2019, the Company exercised options with respect to eight Portfolio C aircraft to be delivered in 2020 and 2021. The Company has options remaining to purchase up to nine Portfolio C aircraft delivering between 2021 and 2025.

On July 2, 2019, the Company agreed to sell 12 aircraft to Horizon II (See Note 5). The Company also purchased $7.4 million, or 6%, of the equity certificates issued by Horizon II Limited in connection with the Horizon II Transaction, which are subject to a seven-year lock-up agreement. The investment initially will be accounted for at cost and changes in fair value will be recognized into income.